UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2010

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2010, Consumers Energy Company (“Consumers”), a principal subsidiary of CMS Energy Corporation (“CMS Energy”), entered into a Bond Purchase Agreement (“BPA”) whereby Consumers will issue and each of the Purchasers named in the BPA will purchase, in an October 2010 private placement, $50 million of 2.60 percent First Mortgage Bonds (“FMBs”) due 2015, $100 million of 3.21 percent FMBs due 2017, $100 million of 3.77 percent FMBs due 2020 and $50 million of 4.97 percent FMBs due 2040.

The foregoing description of the BPA does not purport to be complete and is qualified in its entirety by the provisions of the BPA, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 Bond Purchase Agreement between Consumers and each of the Purchasers named therein, dated as of September 27, 2010

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2009 and as updated in CMS Energy’s and Consumers Energy’s Forms 10-Q for the Quarters Ended March 31, 2010 and June 30, 2010. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: September 30, 2010	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY
Dated: September 30, 2010	By:	/s/ Thomas J. Webb

Thomas J. Webb
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Bond Purchase Agreement between Consumers and each of the Purchasers named therein, dated as of September 27, 2010